UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3081

Dreyfus Appreciation Fund, Inc. (Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166 (Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/09

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Appreciation Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Appreciation Fund, Inc., covering the six-month period from January 1, 2009, through June 30, 2009.

The severe recession and banking crisis that dominated the financial markets at the start of 2009 appear to have moderated as of mid-year. Previously frozen credit markets have thawed, giving businesses access to the capital they need to grow.After reaching multi-year lows in early March, equities staged an impressive rally, enabling most major stock market indices to end the six-month reporting period close to where they began. While the U.S. economy remains weak overall, we have seen encouraging evidence of potential recovery, including a recovering housing market and improvements within certain manufacturing sectors. Meanwhile, inflation has remained tame in the face of high unemployment and unused manufacturing capacity.

Although these developments give us reasons for optimism, we remain cautious due to the speed and magnitude of the stock market’s 2009 rebound. Indeed, the market’s advance was led mainly by lower-quality stocks when investors developed renewed appetites for risk. We would prefer to see a steadier rise in stock prices supported by more concrete economic data, as the rapid rise increases the possibility that profit-taking could move the market lower. In uncertain markets such as this one, even the most seasoned investors can benefit from professional counsel. To determine how your investments should be positioned for the challenges and opportunities that lie ahead, we continue to stress that you talk regularly with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chairman and Chief Executive Officer The Dreyfus Corporation July 15, 2009

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through June 30, 2009, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended June 30, 2009, Dreyfus Appreciation Fund produced a total return of 0.39%.1 In comparison, the total return of the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), was 3.19% for the same period.2 After posting continued declines over the first two months of 2009, the U.S. stock market staged a sustained rally in the spring when investors looked forward to better economic conditions. The fund produced lower returns than its benchmark, as its focus on high-quality companies prevented it from participating fully in a rally that was driven by more speculative stocks.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its assets in common stocks. The fund focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%.A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

Steep Market Declines Followed by a Strong Rally

The U.S. stock market fell sharply in the months before the start of the reporting period due in part to the escalation of a global financial crisis. The market’s struggles were compounded by a deepening recession as

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

the U.S. unemployment rate climbed, home prices plummeted and consumer confidence plunged.

These developments were addressed aggressively by U.S. government and monetary authorities.The Federal Reserve Board reduced interest rates aggressively and injected liquidity into the credit markets, and government officials rescued several troubled corporations. These measures appeared to help avoid the collapse of the international banking system. As credit markets stabilized and investor sentiment improved in March, stocks rallied despite little actual improvement in economic data. The rebound was especially robust among cyclicals, financial companies and smaller, more speculative stocks, suggesting to us that bargain hunters were taking advantage of beaten-down stock prices rather than responding to positive business fundamentals.

Defensive Investment Posture Produced Mixed Results

Although the fund produced higher returns than its benchmark in the first two months of 2009, lagging performance among high-quality blue-chip companies during the springtime rally caused the fund to trail the benchmark for the reporting period overall.The fund’s relative performance was hindered by its underweighted exposure to the information technology sector which benefited from investors’ rotation into these more cyclical companies. An overweighted position in the energy sector also hurt the fund’s relative results as these companies were hurt by difficult comparisons with the year ago period and an uncertain outlook for the resumption of global demand. Finally, an overweighted position in the traditionally defensive consumer staples sector underperformed market averages when investors moved toward more economically sensitive industry groups.

On a more positive note, the fund achieved better-than-average results from its lack of exposure to the utilities sector, where earnings suffered as industrial demand for electricity moderated.The fund produced above-average results in the consumer discretionary sector, where our stock selection strategy helped it participate in the rebounds of luxury goods purveyor Christian Dior, mass merchandiser Target and publisher The McGraw-Hill Companies. Although the materials sector is one of the benchmark’s smaller segments,it contributed materially to the fund’s performance due to strength among industrial gas producer Praxair and mining companies RioTinto and Freeport-McMoRan Copper & Gold. We made several changes to the fund during the reporting period.We eliminated the fund’s holdings of American Express due to persistent weakness in its travel services and credit card divisions. We also sold industrial stock Emerson Electric because of its dependence on weak end markets, such as utilities. Other eliminations included glass maker Corning, which encountered softer demand for flat panel monitors, and oil-and-gas services company Weatherford, which suffered when energy prices declined.

Focusing on Fundamentals

Businesses in this downturn have been aggressive in cutting costs and successful in realizing productivity gains. Consequently, as demand begins to firm,corporate profits are expected to rebound solidly,particularly against easier second-half comparisons. Furthermore, equity market valuations appear reasonable on what is assumed to be trough earnings in 2009. A rebound in depressed financial stocks, assisted by short-covering, led the spring rally.We believe new leadership with fundamental strengths will be required to drive the market higher from current levels. In our opinion, the well-capitalized companies in our portfolios, with their solid balance sheets and strong free cash flows, are prime candidates to lead the next up-leg.Their competitive advantages and ample financial resources equip these industry leaders to sustain earnings increases in an environment of more restrictive credit, higher capital costs and sluggish demand growth. In addition, these globally dominant multinationals are poised to benefit as faster growth resumes in developing markets.The uncertainty that has been a salient characteristic of this downturn is likely to overhang the recovery as well.We believe the high-quality companies that are the focus of our strategy are positioned to sustain superior profit growth however the recovery unfolds.

July 15, 2009

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
3	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from January 1, 2009 to June 30, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2009

Expenses paid per $1,000†	$5.27
Ending value (after expenses)	$1,003.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2009

Expenses paid per $1,000†	$5.31
Ending value (after expenses)	$1,019.54

† Expenses are equal to the fund’s annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2009 (Unaudited)

Common Stocks—99.2%	Shares	Value ($)
Consumer Discretionary—9.1%
Christian Dior	521,400 [a]	38,891,233
McDonald’s	991,800	57,018,582
McGraw-Hill Cos.	919,300	27,680,123
News, Cl. A	4,603,308 [a]	41,936,136
News, Cl. B	230,100 [a]	2,432,157
Target	701,100	27,672,417
		195,630,648
Consumer Staples—33.7%
Altria Group	3,271,200	53,614,968
Coca-Cola	2,198,000	105,482,020
Estee Lauder, Cl. A	600,500 [a]	19,618,335
Fomento Economico Mexicano, ADR	385,200	12,418,848
Kraft Foods, Cl. A	483,168	12,243,477
Nestle, ADR	2,837,650	106,752,393
PepsiCo	1,001,700	55,053,432
Philip Morris International	3,271,200	142,689,744
Procter & Gamble	1,996,700	102,031,370
SYSCO	639,300	14,371,464
Wal-Mart Stores	949,600	45,998,624
Walgreen	1,753,400 [a]	51,549,960
Whole Foods Market	217,100 [a]	4,120,558
		725,945,193
Energy—21.6%
Chevron	1,201,600	79,606,000
ConocoPhillips	1,310,900	55,136,454
Exxon Mobil	2,099,898	146,803,869
Halliburton	962,000	19,913,400
Occidental Petroleum	849,800	55,925,338
Peabody Energy	168,500	5,081,960
Royal Dutch Shell, ADR	608,900	30,560,691
Total, ADR	1,012,900 [a]	54,929,567
Transocean	226,048 [a,b]	16,793,106
		464,750,385
Financial—5.8%
Bank of America	1,442,700	19,043,640
Berkshire Hathaway, Cl. A	392 b	35,280,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
HSBC Holdings, ADR	935,566 [a]	39,078,592
JPMorgan Chase & Co.	900,400	30,712,644
		124,114,876
Health Care—11.3%
Abbott Laboratories	1,187,200	55,845,888
Intuitive Surgical	29,500 [a,b]	4,827,970
Johnson & Johnson	1,772,300	100,666,640
Medtronic	385,200	13,439,628
Merck & Co.	460,300 [a]	12,869,988
Novo Nordisk, ADR	356,400	19,409,544
Roche Holding, ADR	1,051,000	35,849,610
		242,909,268
Industrial—4.4%
Caterpillar	514,700 [a]	17,005,688
General Dynamics	256,400 [a]	14,201,996
General Electric	2,696,500 [a]	31,602,980
McDermott International	245,800 [a,b]	4,992,198
United Technologies	532,900	27,689,484
		95,492,346
Information Technology—11.1%
Apple	343,000 [b]	48,853,490
Automatic Data Processing	644,700	22,848,168
Cisco Systems	1,305,300 [b]	24,330,792
Intel	4,372,500	72,364,875
Microsoft	1,165,900	27,713,443
QUALCOMM	416,300	18,816,760
Texas Instruments	1,105,600	23,549,280
		238,476,808
Materials—2.2%
Freeport-McMoRan Copper & Gold	154,300 [a]	7,731,973
Praxair	529,400	37,624,458
Rio Tinto, ADR	20,300 [a]	3,326,561
		48,682,992
Total Common Stocks
(cost $1,816,319,184)		2,136,002,516

Other Investment—1.9%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $40,386,000)	40,386,000 [c]	40,386,000

Investment of Cash Collateral
for Securities Loaned—7.7%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $166,814,769)	166,814,769 [c]	166,814,769

Total Investments (cost $2,023,519,953)	108.8%	2,343,203,285
Liabilities, Less Cash and Receivables	(8.8%)	(190,119,364)
Net Assets	100.0%	2,153,083,921

ADR—American Depository Receipts
a All or a portion of these securities are on loan. At June 30, 2009, the total market value of the fund’s securities on loan is $160,116,122 and the total market value of the collateral held by the fund is $166,814,769.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	33.7	Consumer Discretionary	9.1
Energy	21.6	Financial	5.8
Health Care	11.3	Industrial	4.4
Information Technology	11.1	Materials	2.2
Money Market Investments	9.6		108.8

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement
of Investment (including securities on loan,
valued at $160,116,122)—Note 1(c):
Unaffiliated issuers	1,816,319,184	2,136,002,516
Affiliated issuers	207,200,769	207,200,769
Cash		1,617,096
Dividends and interest receivable		5,492,146
Receivable for investment securities sold		5,469,139
Receivable for shares of Common Stock subscribed		1,917,563
Prepaid expenses		62,377
		2,357,761,606
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,319,092
Due to Fayez Sarofim & Co.		483,355
Liability for securities on loan—Note 1(c)		166,814,769
Payable for shares of Common Stock redeemed		35,354,229
Interest payable—Note 2		1,223
Accrued expenses		705,017
		204,677,685
Net Assets ($)		2,153,083,921
Composition of Net Assets ($):
Paid-in capital		1,881,584,297
Accumulated undistributed investment income—net		26,645,539
Accumulated net realized gain (loss) on investments		(74,829,247)
Accumulated net unrealized appreciation
(depreciation) on investments		319,683,332
Net Assets ($)		2,153,083,921
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		76,030,438
Net Asset Value, offering and redemption price per share ($)		28.32

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,363,623 foreign taxes withheld at source):
Unaffiliated issuers	37,643,959
Affiliated issuers	28,940
Income from securities lending	467,752
Total Income	38,140,651
Expenses:
Investment advisory fee—Note 3(a)	3,066,892
Sub-Investment advisory fee—Note 3(a)	2,895,810
Shareholder servicing costs—Note 3(b)	5,216,917
Prospectus and shareholders’ reports	178,811
Custodian fees—Note 3(b)	81,000
Directors’ fees and expenses—Note 3(c)	53,311
Registration fees	46,847
Professional fees	40,788
Loan commitment fees—Note 2	28,985
Interest expense—Note 2	1,223
Miscellaneous	32,889
Total Expenses	11,643,473
Less—reduction in fees due to earnings credits—Note 1(c)	(156,874)
Net Expenses	11,486,599
Investment Income—Net	26,654,052
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(25,792,859)
Net unrealized appreciation (depreciation) on investments	(13,003,130)
Net Realized and Unrealized Gain (Loss) on Investments	(38,795,989)
Net (Decrease) in Net Assets Resulting from Operations	(12,141,937)

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2009	Year Ended
	(Unaudited)	December 31, 2008
Operations ($):
Investment income—net	26,654,052	59,533,683
Net realized gain (loss) on investments	(25,792,859)	80,360,634
Net unrealized appreciation
(depreciation) on investments	(13,003,130)	(1,470,667,591)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(12,141,937)	(1,330,773,274)
Dividends to Shareholders from ($):
Investment income—net	(1,640,825)	(59,887,458)
Net realized gain on investments	—	(101,951,086)
Total Dividends	(1,640,825)	(161,838,544)
Capital Stock Transactions ($):
Net proceeds from shares sold	335,607,562	931,035,742
Dividends reinvested	1,545,935	152,431,569
Cost of shares redeemed	(641,523,031)	(1,466,395,542)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(304,369,534)	(382,928,231)
Total Increase (Decrease) in Net Assets	(318,152,296)	(1,875,540,049)
Net Assets ($):
Beginning of Period	2,471,236,217	4,346,776,266
End of Period	2,153,083,921	2,471,236,217
Undistributed investment income—net	26,645,539	1,632,312
Capital Share Transactions (Shares):
Shares sold	12,924,755	24,458,995
Shares issued for dividends reinvested	59,339	5,532,768
Shares redeemed	(24,483,134)	(39,713,624)
Net Increase (Decrease) in Shares Outstanding	(11,499,040)	(9,721,861)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2009			Year Ended December 31,
(Unaudited)		2008	2007	2006	2005	2004
Per Share Data ($):
Net asset value,
beginning of period	28.23	44.70	43.78	39.75	38.69	37.14
Investment Operations:
Investment income—net[a]	.32	.64	.62	.61	.53	.52
Net realized and
unrealized gain
(loss) on investments	(.21)	(15.16)	2.24	5.83	1.07	1.55
Total from Investment
Operations	.11	(14.52)	2.86	6.44	1.60	2.07
Distributions:
Dividends from investment
income—net	(.02)	(.72)	(.64)	(.62)	(.54)	(.52)
Dividends from net realized
gain on investments	—	(1.23)	(1.30)	(1.79)	—	—
Total Distributions	(.02)	(1.95)	(1.94)	(2.41)	(.54)	(.52)
Net asset value,
end of period	28.32	28.23	44.70	43.78	39.75	38.69
Total Return (%)	.39[b]	(32.37)	6.54	16.26	4.14	5.57
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	1.07[c]	.97	.95	.95	.92	.95
Ratio of net expenses
to average net assets	1.06[c]	.96	.95	.95	.92	.95[d]
Ratio of net investment
income to average
net assets	2.46[c]	1.65	1.37	1.45	1.35	1.40
Portfolio Turnover Rate	.37[b]	6.98	7.35	1.00	6.81	8.23
Net Assets,
end of period
($ x 1,000)	2,153,084	2,471,236	4,346,776	4,382,198	4,462,452	4,420,163

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of June 30, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic	1,833,676,710	—	—	1,833,676,710
Equity Securities—
Foreign	159,723,803	142,602,003	—	302,325,806
Mutual Funds	207,200,769	—	—	207,200,769
Other Financial
Instruments†	—	—	—	—
Liabilities ($)
Other Financial
Instruments†	—	—	—	—

† Other financial instruments include derivative instruments, such as futures, forward foreign currency exchange contracts, swap contracts and options contracts. Amounts shown represent unrealized appreciation (depreciation), or in the case of options, market value at period end.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either invested in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2009, The Bank of New York Mellon earned $200,465 from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2008 was as follows: ordinary income $60,573,158 and long-term capital gains $101,265,386.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2009 was approximately $161,000, with a related weighted average annualized interest rate of 1.53%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to the provisions of an investment advisory agreement with Dreyfus and a Sub-Investment Advisory Agreement with Sarofim are payable monthly, computed on the value of the fund’s average daily net assets at the following annual rates:

Average Net Assets	Dreyfus	Sarofim
0 up to $25 million	.44%	.11%
$25 million up to $75 million	.37%	.18%
$75 million up to $200 million	.33%	.22%
$200 million up to $300 million	.29%	.26%
In excess of $300 million	.275%	.275%

Effective August 3, 2009, the annual rates of the investment advisory fee and the sub-investment advisory fee will be .3325% and .2175%, respectively, of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25% of the value of the fund’s average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2009, the fund was charged $2,710,319 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2009, the fund was charged $940,622 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2009, the fund was charged $156,874 pursuant to the cash management agreement.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2009, the fund was charged $81,000 pursuant to the custody agreement.

During the period ended June 30, 2009, the fund was charged $3,341 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $511,711, shareholder services plan fees $452,303, custodian fees $46,883, chief compliance officer fees $1,670 and transfer agency per account fees $306,525.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2009, amounted to $7,982,483 and $287,272,275, respectively.

The fund adopted Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. Since the fund held no derivatives during the period ended June 30, 2009, FAS 161 disclosures did not impact the notes to the financial statements.

At June 30, 2009, accumulated net unrealized appreciation on investments was $319,683,332, consisting of $597,285,387 gross unrealized appreciation and $277,602,055 gross unrealized depreciation.

At June 30, 2009, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the financial statements.This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

The Fund 21

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	August 12, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer,
President

Date:	August 12, 2009

By:	/s/ James Windels
James Windels,
Treasurer

Date:	August 12, 2009

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)